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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A2

                    [FORM 8-K/A Originally Filed 06/09/2003]
                     [FORM 8-K Originally Filed 06/02/2003]


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 9, 2003


                                 POP N GO, INC.

             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                  333-88837                      95-4603172
           (Commission File Number)   (IRS Employer Identification No.)


              12429 East Putnam Street, Whittier, California 90602
             (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code:  562-945-9351


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Item 4.  Changes in Registrant's Certifying Accountant

          On June 9, 2003 the Registrant engaged Kabani & Company, Inc., Certified Public Accountants, as the Registrant's independent accountants to report on the Company's consolidated balance sheet as of September 30, 2003, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Kabani & Company, Inc. was approved by the Registrant's Board of Directors.

         The Registrant dismissed Michael Deutchman as its auditors effective June 9, 2003. Michael Deutchman served as the Registrant's independent auditors' for the Registrant's through the date of his dismissal. Michael Deutchman did not issue any report on the Registrant's consolidated financial statements.

During the Registrant's association with Michael Deutchman as Registrant's independent accountants until Michael Deutchman's dismissal, there were no disagreements with Michael Deutchman within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Michael Deutchman's satisfaction, would have caused Michael Deutchman to make reference to the subject matter of the disagreements in connection with its reports.

During the Registrant's association with Michael Deutchman as Registrant's independent accountants until Michael Deutchman's dismissal, there were no "reportable events" (as such term is defined in item 304(a) (1) (IV) (B) of regulation S-B.

On May 9, 2003 the Company dismissed its prior independent auditors, Singer Lewak Greenbaum & Goldstein, LLP, and engaged Michael Deutchman, Certified Public Accountant, as independent auditor of the Company for the year ending September 30, 2003. The decision was made by the Board of Directors on May 9, 2003. Singer Lewak Greenbaum & Goldstein, LLP served as the Registrant's independent auditors' for the Registrant's fiscal years ended September 30, 2002 and 2001, as well as through the date of their dismissal. During the Registrant's fiscal years ended September 30, 2002 and 2001, and until their dismissal, there were no disagreements with Singer Lewak Greenbaum & Goldstein, LLP within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Singer Lewak Greenbaum & Goldstein, LLP satisfaction, would have caused Singer Lewak Greenbaum & Goldstein, LLP to make reference to the subject matter of the disagreements in connection with its reports.

     During the Registrant's fiscal years ended September 30, 2002 and 2001 and through the period until Singer Lewak Greenbaum & Goldstein, LLP's dismissal, there were no "reportable events" (as such term is defined in item 304(a) (1)
(IV) (B) of regulation S-B.

         During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Kabani & Company, Inc., neither the Registrant nor anyone on the Registrant's behalf consulted with Kabani & Company, Inc. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

            The Registrant has requested Michael Deutchman to review the disclosure contained herein and has provided Michael Deutchman the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Michael Deutchman 's views, or the respects in which Michael Deutchman does not agree with the statements contained herein. The former accountant, Michael Deutchman, has declined to provide to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 10, 2003

POP N GO, INC.



By: /s/ Mel Wyman
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        Mel Wyman
TITLE:  President and Chief Executive Officer